Pacer Industrials and Logistics ETF Trading Symbol: SHPP Listed on NYSE Arca, Inc. Summary Prospectus August 31, 2026 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 31, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Industrials and Logistics ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Pacer Global Supply Chain Infrastructure Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the portfolio turnover rate for the Fund was 50% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index was established in 2022 and is based on a proprietary methodology owned and maintained by Index Design Group (the “Index Provider” or “IDG”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index is based on a proprietary methodology developed and maintained by Index Design Group (the “Index Provider”), an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
Pacer Global Supply Chain Infrastructure Index
The Index consists of globally-listed stocks and depositary receipts of industrials and logistics companies, as described below. Companies eligible to be added to the Index are those that derive at least 50% of their revenue from the following activities: (i) transportation, including air, ocean, and rail freight, long and short haul trucking, and other courier services that contribute to the movement of products within global supply chains; (ii) software, including transportation management services, logistics software, and other software services that enable companies to draw insights and maximize supply chain efficiency; (iii) hardware, including robotics, forklifts, and other equipment that is instrumental in the logistics process such as conveyor belt technology in warehouses; or (iv) consulting companies responsible for increasing the efficiency of companies with operations in supply chain and logistics management (collectively, “Industrials and Logistics”), as determined by the Index Provider. “Industrials” companies are those companies that are engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment (e.g., capital goods, construction services, machinery, and transportation). “Logistics” companies are those companies involved in the supply chain movements required to move raw materials, intermediate goods, and finished products around the world (e.g., the provision of logistics support, logistics software, rail and air freight, trucking, and marine shipping).
To be added to the Index, an Index component must have a market capitalization greater than or equal to US$1 billion, have a three-month average-daily-value-traded of at least US$2 million, and must be a publicly-traded equity security that is the primary listing security on a major stock exchange (collectively, the Index’s “Investibility Requirements”). The Index may include companies of any market capitalization that meets the Investibility Requirements, but has significant exposure to large- and mid-capitalization companies.
Industrials and Logistics companies include companies in the Information Technology Sector and the Industrials Sector, as categorized by a third-party classification system. Index constituents meeting the Investibility Requirements are screened by the Index Provider from the universe of globally-listed stocks based primarily on descriptions of a company’s business activities in regulatory filings (e.g., financial statements, annual reports, investor presentations), analyst reports, a company’s website, and industry-specific trade publications.
The Index reconstitutes (companies are added or deleted) annually in May and rebalances (weights are reset) quarterly in February, May, August and November. All changes are effective after the close on the third Friday of February, May, August and November. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each annual reconstitution and each quarterly rebalance of the Index. Each Index Constituent’s weight is capped at 10% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of each annual reconstitution and/or quarterly rebalance of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
As of June 30, 2026, the Index was composed of 98 constituents, 65 of which were listed on a non-U.S. exchange.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in companies that derive at least 50% of their revenues from Industrials and Logistics, as defined above.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index.
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index, and consequently the Fund, is expected to have significant exposure to companies in the industrials and information technology Sectors. As of June 30, 2026, the Index had significant exposure to companies in North America and Europe. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
~~▪~~Associated Risk of Industrials and Logistics Companies. Industrials and Logistics companies support the global supply chain. These companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for shipping, ports, trade routes, and freight. Such companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs or trade wars, changes in labor relations or availability, labor strikes, insurance costs, commodities prices in general, international politics and conflicts, changes in transportation patterns, changes to shipping and air freight routes, weather patterns and events, including hurricane activity, road conditions, pandemic diseases, the congestion, blockage or shutdown of key routes, ports, and canals, commodity prices, taxes, tariffs, trade wars, imposition of emissions standards and other environment-related rules and regulations, domestic or international politics and conflicts, including war or threat of war, computer and/or software malfunction, logistics interference, piracy, cyber attacks and terrorism. Industrials and Logistics companies may also be highly dependent on aircraft, ships, trucks, heavy machinery, technology, or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such equipment may have a significant effect on the operations and profitability of such companies. In addition, regulatory changes and competition from foreign companies subject to more favorable government regulation may affect the success of these companies.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
~~▪~~Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
~~▪~~Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Foreign securities held by the Fund may trade on markets that are closed when U.S. markets are open, which may lead to a difference in the value of the Fund and the underlying foreign securities.
▪Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Canada. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
◦Risks Related to Investing in Europe. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
◦Risks Related to Investing in the United States. The Fund may have significant exposure to investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
◦Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
~~▪~~Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance (based on NAV) for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compared with those of the Index, a broad measure of global equity market performance and a broad measure of US market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.
Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2026, the Fund’s total return was 14.08%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 11.32% (quarter ended March 31, 2023) and the Fund’s lowest return for a calendar quarter was -5.37% (quarter ended December 31, 2024).
Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	Since Inception (6/8/22)
Pacer Industrials and Logistics ETF
Return Before Taxes	12.77%	7.43%
Return After Taxes on Distributions	12.39%	6.97%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	5.85%
Pacer Global Supply Chain Infrastructure Total Return Index (reflects no deduction for fees, expenses, or taxes)	13.94%	8.35%
S&P Global 1200 Index (reflects no deduction for fees, expenses, or taxes)	22.99%	16.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	17.06%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Executive Vice President of the Adviser, and Danke Wang, CFA, FRM, Portfolio Manager for

the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Kavanaugh and Wang have served as portfolio managers since the Fund’s inception in June 2022.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.